                                                                   EXHIBIT 10.39

                      AMENDMENT TO BUSINESS LOAN AGREEMENT


     This Amendment to Business Loan Agreement ("Amendment") is made this 28th day of August, 1995, by and between OIOPT Acquisition Corp., a Delaware corporation ("Borrower"), and Bank One, Dayton, NA ("Bank One").

                                  WITNESSETH:

WHEREAS, Borrower and Bank One entered into a Business Loan Agreement dated July 14, 1993 (the "Agreement"); and WHEREAS, Borrower desires and Bank One has agreed to amend certain financial covenants set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and the terms and conditions set forth herein, Borrower and Bank One agree to amend the Agreement as follows:

1. In Section 6.3, delete the first paragraph in its entirety and insert the following in its place:

                 6.3 NET WORTH. Guarantor agrees to maintain a Net Worth of not less than the amounts set forth for the following periods:

                               Periods                                 Amounts
                               -------                                 -------
                               03/31/95 - 03/30/96                    $8,000,000
                               03/31/96 - 03/30/97                    $8,500,000
                               03/31/97 and all times thereafter      $9,000,000

                          and a ratio of Total Debt (defined as any and all debt of Guarantor) to Net Worth of not more than 2.0 to 1.0 at March 31, 1995 and all times thereafter.

2. Delete Section 6.4 in its entirety,and insert the following in its place:

                 6.4 DEBT SERVICE COVERAGE RATIO. Guarantor agrees to maintain a ratio of Cash Flow (defined as the sum of net income, interest expense and non-cash charges) to Debt Service (defined as the sum of CMLTD and Interest Expense) of not less than 1.2 to 1.0, tested each fiscal quarter for the most recently completed four (4) fiscal quarter period, beginning December 31, 1995.

3. In Section 6.6, delete the first paragraph and the sections referring to Periods, Amounts and Ratios and insert the following in their place:

                 6.6 TANGIBLE NET WORTH. Borrower agrees to maintain a Tangible Net Worth of not less than the amounts set forth at the following dates:

                           Dates                                Amounts
                           -----                                -------
                           03/31/95 & 09/30/95                  $745,000
                           03/31/96 & 09/30/96                  $775,000
                           03/31/97 and all times thereafter    $795,000

                        and a ratio of Debt to Tangible Net Worth of not more than 1.75 to 1.0 at March 31, 1995 and all times thereafter.

4. Delete Section 6.7 in its entirety and insert the following in its place:

                 6.7 OPERATING INCOME RATIO. Borrower agrees to maintain a ratio of Operating Income (defined as school contribution before depreciation, interest and taxes) to debt service (defined as principal plus interest) of not less than 1.75 to 1.0, tested each fiscal quarter for the most recently completed four (4) fiscal quarter period.

5. In Section 6.10, line 9, the word "value" shall be defined as the midpoint between the Alternative Use Market Value and the Continued Use Market Value, as defined in the appraisal completed by the Gem Real Estate dated July 21, 1994.

6.       The following shall be included as a new Section 8.13:

                 8.13 REAPPRAISAL REQUIREMENT. In the event that the Borrower and/or Guarantor is in default of any of the covenants contained in the Loan Agreement, Borrower and/or Guarantor will reimburse Bank One for any reappraisal expenses incurred as a result of the loan to OIOPT Acquisition Corp.

7.       The following shall be included as a new Section 8.14:

                 8.14 Bank One, Dayton, NA hereby consents to the additional debt taken on by the Guarantor in its form of $2,200,000.00 term loan to Sirron Capital Corporation, as defined in the Loan Agreement dated March 31, 1995.

8. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first written above.



                                     OIOPT ACQUISITION CORP.-Borrower

                                     By: /s/ Vince Pisano
                                        -----------------------------------
                                     Its: V.P. Finance
                                         ----------------------------------

                                     EDUCATIONAL MEDICAL, INC.-
                                     Guarantor

                                     By:  /s/ Vince Pisano
                                        -----------------------------------
                                     Its: V.P. Finance
                                         ----------------------------------

                                     BANK ONE, DAYTON, NA



                                     By: /s/ Scott E. Roman
                                        -----------------------------------

                                     Its: Senior Commercial Banking Officer
                                         ----------------------------------

Bank One, Dayton, NA  ("Bank One")                              July 14, 1993

Executed at Dayton,        Ohio
            ---------------------
            (City)        (State)

FOR VALUE RECEIVED, the receipt of which is hereby acknowledged, and for the purpose of inducing Bank One, its successors and assigns, to make, renew, extend or continue a loan or to extend any other financial accommodation to
OIOPT Acquisition Corp.                        ("Debtor") whose address is
-----------------------------------------------
2029 Edgefield Rd. Moraine, Ohio
--------------------------------------------------------------------------

in such amounts, at such times, and on such terms as may be agreed upon by Bank One and Debtor, the undersigned, jointly and severally, hereby absolutely and unconditionally guarantee the prompt payment when due, whether by acceleration or otherwise, of the principal of, interest on and all other sums payable in connection with, and the prompt performance of all promises, covenants and agreements contained in, any and all obligations of Debtor to Bank One, whether as debtor, maker, comaker, drawer, endorser, guarantor, surety or otherwise whatsoever, whether direct, indirect or contingent, whether guaranteed or secured, due or to become due, direct or contingent, and whether now existing or contemporaneously or hereafter arising and any and all renewals, modifications, extensions or substitutions thereof ("Obligations").

              [x] Liability hereunder is unlimited as to amount.

              [ ] Liability hereunder shall not exceed the sum of $___________________, plus accrued interest thereon at the rate(s) specified in the Obligations plus fees, costs and expenses incurred with respect thereto or in the collection thereof, including reasonable attorneys' fees.

This Guaranty [ ] is [x] is not supported by other security documents.

   1. All credits, deposits, accounts or moneys of any of the undersigned, and all other property belonging to or in which any of the undersigned has any interest, now or hereafter in the possession or control of Bank One shall be held by Bank One as security for the payment of this Guaranty.

   2. The undersigned, jointly and severally, hereby authorize any attorney at law to appear for any one or more of us in an action on this Guaranty or on any or all of the Obligations covered by this Guaranty at any time after this Guaranty or any of the Obligations become due by the terms thereof, by operation of law, or otherwise, in any court of record in or of the State of Ohio or of elsewhere, to waive the issuing and service of process against us and to confess judgment in favor of the legal holder of this Guaranty or of any Obligation, direct or indirect, covered by this Guaranty for the amount that may be due by the terms thereof, including interest at the rate mentioned therein, and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered. The death, dissolution, termination of existence or the like of any one or more of the undersigned shall not impair the authority herein granted as to the survivor or survivors of the undersigned.

   3. Bank One shall not be required, as a condition of the liability of the undersigned, to resort to, enforce or exhaust any of its remedies against the Debtor or any other party who may be liable for payment on any Obligation or to resort to, marshall, enforce or exhaust any of its remedies against any property given or held as security for this Guaranty or any Obligation.

   4. The undersigned hereby waive and grant to Bank One, without notice to the undersigned and without in any way affecting the liability of the undersigned, the right at any time and from time to time, to extend other and additional credit, loans or financial accommodations to Debtor apart from the Obligations, to deal in any manner it shall see fit with any Obligation of Debtor to Bank One and with any security for such Obligation, including, but not limited to, (i) accepting partial payments on account of any Obligation,
(ii) granting extensions or renewals of all or any part of any Obligation,
(iii) releasing, surrendering, exchanging, dealing with, abstaining from taking, taking, perfecting, or accepting substitutes for any or all security which it holds or may hold for any Obligation, (iv) modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any Obligation and (v) the addition or release of any other party or person liable hereon, liable on the Obligations or liable on any other guaranty executed to guarantee any of Debtor's Obligations. The undersigned jointly and severally hereby agree that any and all settlements, compromises, compositions, accounts stated and agreed balances made in good faith between Bank One and Debtor shall be binding upon them.


===========================================================================================================================
WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT
MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF
ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE
AGREEMENT, OR ANY OTHER CAUSE.
===========================================================================================================================

Educational Medical, Inc.
-------------------------------------         --------------------------------     ----------------------------------------

Vince Pisano
-------------------------------------         --------------------------------     ----------------------------------------

V.P. - C.F.O.
------------------------------------          --------------------------------     ----------------------------------------

ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTY ARE CONTAINED ON THE REVERSE SIDE OF THIS DOCUMENT.
===========================================================================================================================
CAT.  NO. 03963 (11/91)        Bank One is an affiliate of BANC ONE  CORPORATION, Columbus, Ohio.  (c) BANC ONE CORPORATION
1991 (Form to be used in the State of Ohio only)

                  Additional Terms and Conditions of Guaranty

  5. Any and all payments upon the Obligations made by the Debtor, or by the undersigned, or by any other person, and proceeds of any and all collateral securing the payment of the Obligations and the Guaranty may be applied by Bank One upon such of the items of the Obligations as it may determine in its sole discretion.

  6. Any and all money now, or at any time hereafter, owing to the undersigned from the holder of this Guaranty is hereby pledged for the security of any Obligation covered by this Guaranty to the legal holder hereof, and may at anytime be paid and applied to such Obligation whether the same be then due or to become due.

  7. Every right, power and discretion herein granted to Bank One shall be for the benefit of the successors or assigns of Bank One and of any transferee or assignee of any indebtedness covered by this Guaranty, and in the event any such indebtedness shall be transferred or assigned, every reference herein to Bank One shall be construed to mean, as to such indebtedness, the transferee or assignee thereof. This Guaranty shall be binding upon our executors, administrators, heirs, successors and assigns.

  8. This Guaranty shall continue in force for so long as Debtor shall be indebted to Bank One, and thereafter until Bank One shall have actually received written notice of the termination hereof from the undersigned, it being contemplated that Debtor may borrow, repay and subsequently borrow money from, or become indebted to, Bank One from time to time, and the undersigned, not having given notice of the termination hereof as herein provided for, shall be deemed to have permitted this Guaranty to remain in full force and effect for the purpose of inducing Bank One to make further loans to Debtor; provided, however, no notice of termination of this Guaranty shall affect in any manner the rights of Bank One arising under this Guaranty with respect to any indebtedness incurred by Debtor prior to receipt by Bank One of written notice of termination or indebtedness incurred after receipt of such written notice pursuant to a written agreement entered into by Bank One prior to receipt of such notice. The undersigned expressly waive notice of the incurring by Debtor of any indebtedness to Bank One. The undersigned also waive presentment, demand of payment, protest, notice of dishonor or nonpayment of or nonperformance of any Obligation.

  9. The undersigned hereby waive any claims or rights which they might now have or hereafter acquire against Debtor or any other person primarily or contingently liable on any Obligation of Debtor, which claims or rights arise from the existence or performance of the undersigned's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank One or any other creditor which the undersigned now has or hereafter acquires, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

  10. The undersigned hereby represent and warrant that they have not received any promissory note from Debtor or entered into any other written or oral agreement with Debtor stating that the undersigned will be reimbursed by Debtor if the undersigned make any payments under this Guaranty or any other guaranty and further covenant that they have not received any property of the Debtor as security for such reimbursement. The undersigned hereby covenant and agree that they will not, at any time, accept any promissory note or enter into any written or oral agreement with Debtor which has the effect of requiring Debtor to reimburse the undersigned for any payments that they may make under this Guaranty or any other guaranty, accept any property of the Debtor as security for any such reimbursement, or make any claim for the reimbursement or any claim that the undersigned should be subrogated to the rights of Bank One or any other creditor against Debtor. The waivers, representations, warranties, covenants and agreements contained in this paragraph and the preceding paragraph are for the benefit of and may be enforced by Bank One or any other creditor and Debtor and their respective successors and assigns, including, without limitation, any trustee in bankruptcy of the Debtor.

  11. The undersigned agree to repay all monies, including but not limited to attorneys' fees, paid by Bank One in defense of any action asserted against Bank One by Debtor, as a debtor-in-possession, or by a trustee in bankruptcy in a proceeding brought under 11 U.S.C. Section 547 of the United States
Bankruptcy Code for the recovery of monies received by Bank One from Debtor as a result of the undersigned's obligations hereunder. The undersigned further agree to repay any monies paid by Bank One in settlement of any such action or in satisfaction of any judgment rendered against Bank One in such an action.

  12. Bank One's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Bank One upon the bankruptcy, insolvency or reorganization of the Debtor, the undersigned, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

  13. The undersigned jointly and severally agree to pay to Bank One all costs and expenses, including reasonable attorneys' fees, incurred by Bank One in the enforcement or attempted enforcement of this Guaranty, whether or not suit is filed in connection therewith, or in the exercise by Bank One of any right, privilege, power or remedy conferred by this Guaranty.

  14. The undersigned have, to their own satisfaction, independently investigated: (a) the Debtor's credit history; (b) the Debtor's payment history with Bank One; (c) the Debtor's past, current, and projected financial condition; and (d) the sufficiency of any collateral supporting Debtor's Obligations. The undersigned represent and warrant that they have relied exclusively on their own independent investigate of Debtor and the collateral for their decision to guarantee Debtor's Obligations now existing or hereafter arising. The undersigned agree that they have sufficient knowledge of the Debt or and the collateral to make an informed decision about this Guaranty, and that Bank One has no duty or obligation to disclose any information in its possession or control about Debtor and the collateral to the undersigned.

  15. As long as any indebtedness under any of the Obligations remains unpaid or any credit is available to Debtor under any of the Obligations, the undersigned agree to furnish to Bank One, at such times as reasonably requested by Bank One, current financial statements on the undersigned, including income tax returns, balance sheets, and statements of income and expense for such period requested by Bank One. The undersigned warrant to Bank One that they have adequate means to obtain from the Debtor on a continuing basis information concerning the financial condition of the Debtor and that they are not relying on Bank One to provide such information either now or in the future.

  16. No postponement or delay on the part of Bank One in the enforcement of any right hereunder shall constitute a waiver of such right. The failure of any person or entity to sign this Guaranty shall not discharge the liability of any of the undersigned.

  17. This Guaranty remains fully enforceable irrespective of any claim, defense or counterclaim which the Debtor may or could assert on any of the Obligations including but not limited to failure of consideration, breach of warranty, payment, statute of funds, statute of limitations, fraud, bankruptcy, accord and satisfaction, and usury, same of which the undersigned hereby waive along with any standing by the undersigned to assert any said claim, defense or counterclaim.

  18. This Guaranty contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof.

   19. This Guaranty is governed by the laws of the State of Ohio.